EXHIBIT 23.2

                             BARRY L. FRIEDMAN, P.C.
                     CERTIFIED PUBLIC ACCOUNTANT Letterhead

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the use in this Registration Statement of Nostalgia Motorcars, Inc. on Form S-8 for my report dated April 12, 2000 relating to the financial statements of Nostalgia Motorcars, Inc.
dated. December 31, 1999.

            /s/   Barry L. Friedman, P.C.
            Barry L. Friedman, P.C., Certified Public Accountant


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